PIMCO Equity Series
Supplement Dated August 21, 2026 to the
PIMCO Equity Series Prospectus dated October 31, 2025,
as supplemented from time to time (the “Prospectus”)
Disclosure Related to PIMCO Dividend and Income Fund and PIMCO RAE US Small Fund (each, a “Fund” and, collectively, the “Funds”)
Effective October 30, 2026, PIMCO RAE US Small Fund is re‑named PIMCO RAE US S Fund. Therefore, effective October 30, 2026, all references to PIMCO RAE US Small Fund in the Prospectus are replaced with PIMCO RAE US S Fund.
Effective October 30, 2026, the first two sentences of the “Principal Investment Strategies” section of PIMCO Dividend and Income Fund’s Fund Summary in the Prospectus are deleted in their entirety and replaced with the following:
The Fund seeks to achieve its investment objective under normal circumstances by investing at least 80% of its assets in a diversified portfolio of income-producing and/or dividend-producing investments. Income-producing investments include income-producing Fixed Income Instrument investments, dividend-paying equity securities, derivatives on either of the foregoing, derivatives providing exposure to other types of income-producing instruments, and any other instrument or arrangement that is structured to produce income, including any derivatives position that produces income or the sale of which produces a premium payment. Dividend-producing investments are securities that distribute earnings or profits to holders. The Fund will typically invest between 35 - 65% of its assets in equity and equity-related securities (the “Equity Sleeve”) selected in accordance with PIMCO’s systematic equity income strategy.
Effective October 30, 2026, the first sentence of the “Principal Investment Strategies” section of PIMCO RAE US Small Fund’s Fund Summary in the Prospectus is deleted in its entirety and replaced with the following:
The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in securities of companies economically tied to the United States (for purposes of this section only, “U.S. companies”).
Effective October 30, 2026, the sixth sentence of the first paragraph under “Investment Selection” in the “Characteristics and Risks of Securities and Investment Techniques” section of the Prospectus is deleted in its entirety and replaced with the following:
PIMCO Dividend and Income Fund will invest, under normal circumstances, at least 80% of its assets in a diversified portfolio of income-producing and/or dividend-producing investments. Income-producing investments include income-producing Fixed Income Instrument investments, dividend-paying equity securities, derivatives on either of the foregoing, derivatives providing exposure to other types of income-producing instruments, and any other instrument or arrangement that is structured to produce income, including any derivatives position that produces income or the sale of which produces a premium payment. Dividend-producing investments are securities that distribute earnings or profits to holders.
Investors Should Retain This Supplement for Future Reference
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